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                                                                    EXHIBIT 10.2


                          INDEPENDENT AUDITORS' CONSENT


The Supervisory Board of
DTA Holding Aktiengesellschaft
BERLIN

We hereby consent to the incorporation by reference in the Registration Statements on Form F-6 (No. 333-6182) and Form F-1 (333-6192) of DTA Holding Aktiengesellschaft of our report dated July 14, 2003 relating to the audit of the financial statements of DTA Holding Aktiengesellschaft, which report appears in the Annual Report on Form 20-F of DTA Holding Aktiengesellschaft for the year ended December 31, 2002.

Amsterdam, 14 July 2003

MAZARS PAARDEKOOPER HOFFMAN


/s/ Drs. R.P. Krouwer RA